EXETER FUND, INC.

                             ARTICLES SUPPLEMENTARY


     EXETER FUND, INC. (the "Corporation"), a corporation organized under the laws of the State of Maryland, having its principal place of business at 1100 Chase Square, Rochester, New York 14604, does hereby file for record with the State Department of Assessments and Taxation of Maryland the following Articles Supplementary to its Articles of Incorporation:

     FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940. At a meeting duly convened on November 20, 2000, the Board of Directors of the Corporation adopted a resolution authorizing the termination of the Government-Oriented Fixed Income Series, Unrestricted Fixed Income Series, Index Stock Series, Large Cap Stock Series, Small Cap Stock Series, Aggressive Stock Series, International Stock
Series, Defensive Growth Series, Growth with Reduced Volatility Series, Long-Term Growth Series and Maximum-Term Growth Series (collectively, the "Terminating Series") and reclassifying their shares under Maryland Law.

     SECOND: Immediately before the reclassification of the shares of the Terminating Series pursuant to these Articles Supplementary, the Corporation had authority to issue one billion, seven hundred million (1,700,000,000) shares of common stock, par value $0.01 per share, having an aggregate par value of seventeen million dollars ($17,000,000) designated as follows:



TYPE OF SHARES                                   NUMBER
-----------------------------------------------  ------------------
Small Cap Series Class A                          37,500,000 shares
Small Cap Series Class B                           2,500,000 shares
Small Cap Series Class C                           5,000,000 shares
Small Cap Series Class D                           2,500,000 shares
Small Cap Series Class E                           2,500,000 shares
Maximum Horizon Series Class A                    75,000,000 shares
Maximum Horizon Series Class B                     5,000,000 shares
Maximum Horizon Series Class C                    10,000,000 shares
Maximum Horizon Series Class D                     5,000,000 shares
Maximum Horizon Series Class E                     5,000,000 shares
Commodities Series Class A                        30,000,000 shares
Technology Series Class A                         50,000,000 shares
Defensive Series Class A                          37,500,000 shares
Defensive Series Class B                           2,500,000 shares
Defensive Series Class C                           5,000,000 shares
Defensive Series Class D                           2,500,000 shares
Defensive Series Class E                           2,500,000 shares
Financial Services Series Class A                 20,000,000 shares
International Series Class A                      50,000,000 shares
Tax Managed Series Class A                        37,500,000 shares
Tax Managed Series Class B                         2,500,000 shares
Tax Managed Series Class C                         5,000,000 shares
Tax Managed Series Class D                         2,500,000 shares
Tax Managed Series Class E                         2,500,000 shares
Life Sciences Series Class A                      50,000,000 shares
Global Fixed Income Series Class A                50,000,000 shares
Blended Asset Series I Class A                    37,500,000 shares
Blended Asset Series I Class B                     2,500,000 shares
Blended Asset Series I Class C                     5,000,000 shares
Blended Asset Series I Class D                     2,500,000 shares
Blended Asset Series I Class E                     2,500,000 shares
Blended Asset Series II Class A                   37,500,000 shares
Blended Asset Series II Class B                    2,500,000 shares
Blended Asset Series II Class C                    5,000,000 shares
Blended Asset Series II Class D                    2,500,000 shares
Blended Asset Series II Class E                    2,500,000 shares
New York Tax Exempt Series Class A                50,000,000 shares
Ohio Tax Exempt Series Class A                    50,000,000 shares
Diversified Tax Exempt Series Class A             50,000,000 shares
World Opportunities Series Class A                37,500,000 shares
World Opportunities Series Class B                 2,500,000 shares
World Opportunities Series Class C                 5,000,000 shares
World Opportunities Series Class D                 2,500,000 shares
World Opportunities Series Class E                 2,500,000 shares
PureMark  Series Class A                          37,500,000 shares
PureMark  Series Class B                           2,500,000 shares
PureMark  Series Class C                           5,000,000 shares
PureMark  Series Class D                           2,500,000 shares
PureMark  Series Class E                           2,500,000 shares
Government-Oriented Fixed Income Series Class A   25,000,000 shares
Government-Oriented Fixed Income Series Class D   15,000,000 shares
Government-Oriented Fixed Income Series Class E   10,000,000 shares
Unrestricted Fixed Income Series Class A          25,000,000 shares
Unrestricted Fixed Income Series Class D          15,000,000 shares
Unrestricted Fixed Income Series Class E          10,000,000 shares
Index Stock Series Class A                        25,000,000 shares
Index Stock Series Class D                        15,000,000 shares
Index Stock Series Class E                        10,000,000 shares
Large Cap Stock Series Class A                    25,000,000 shares
Large Cap Stock Series Class D                    15,000,000 shares
Large Cap Stock Series Class E                    10,000,000 shares
Small Cap Stock Series Class A                    25,000,000 shares
Small Cap Stock Series Class D                    15,000,000 shares
Small Cap Stock Series Class E                    10,000,000 shares
Aggressive Stock Series Class A                   25,000,000 shares
Aggressive Stock Series Class D                   15,000,000 shares
Aggressive Stock Series Class E                   10,000,000 shares
International Stock Series Class A                25,000,000 shares
International Stock Series Class D                15,000,000 shares
International Stock Series Class E                10,000,000 shares
Defensive Growth Series Class A                   25,000,000 shares
Defensive Growth Series Class D                   15,000,000 shares
Defensive Growth Series Class E                   10,000,000 shares
Growth with Reduced Volatility Series Class A     25,000,000 shares
Growth with Reduced Volatility Series Class D     15,000,000 shares
Growth with Reduced Volatility Series Class E     10,000,000 shares
Long-Term Growth Series Class A                   25,000,000 shares
Long-Term Growth Series Class D                   15,000,000 shares
Long-Term Growth Series Class E                   10,000,000 shares
Maximum-Growth Series Class A                     25,000,000 shares
Maximum-Growth Series Class D                     15,000,000 shares
Maximum-Growth Series Class E                     10,000,000 shares
Unclassified                                     300,000,000 shares



     THIRD: Immediately after the reclassification of the shares of the Terminating Series pursuant to these Articles Supplementary, the Corporation has authority to issue one billion, seven hundred million (1,700,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of seventeen million dollars ($17,000,000) designated as follows:



TYPE OF SHARES                         NUMBER
-------------------------------------  ------------------
Small Cap Series Class A                37,500,000 shares
Small Cap Series Class B                 2,500,000 shares
Small Cap Series Class C                 5,000,000 shares
Small Cap Series Class D                 2,500,000 shares
Small Cap Series Class E                 2,500,000 shares
Maximum Horizon Series Class A          75,000,000 shares
Maximum Horizon Series Class B           5,000,000 shares
Maximum Horizon Series Class C          10,000,000 shares
Maximum Horizon Series Class D           5,000,000 shares
Maximum Horizon Series Class E           5,000,000 shares
Commodities Series Class A              30,000,000 shares
Technology Series Class A               50,000,000 shares
Defensive Series Class A                37,500,000 shares
Defensive Series Class B                 2,500,000 shares
Defensive Series Class C                 5,000,000 shares
Defensive Series Class D                 2,500,000 shares
Defensive Series Class E                 2,500,000 shares
Financial Services Series Class A       20,000,000 shares
International Series Class A            50,000,000 shares
Tax Managed Series Class A              37,500,000 shares
Tax Managed Series Class B               2,500,000 shares
Tax Managed Series Class C               5,000,000 shares
Tax Managed Series Class D               2,500,000 shares
Tax Managed Series Class E               2,500,000 shares
Life Sciences Series Class A            50,000,000 shares
Global Fixed Income Series Class A      50,000,000 shares
Blended Asset Series I Class A          37,500,000 shares
Blended Asset Series I Class B           2,500,000 shares
Blended Asset Series I Class C           5,000,000 shares
Blended Asset Series I Class D           2,500,000 shares
Blended Asset Series I Class E          20,000,000 shares
Blended Asset Series II Class A         37,500,000 shares
Blended Asset Series II Class B          2,500,000 shares
Blended Asset Series II Class C          5,000,000 shares
Blended Asset Series II Class D          2,500,000 shares
Blended Asset Series II Class E         20,000,000 shares
New York Tax Exempt Series Class A      50,000,000 shares
Ohio Tax Exempt Series Class A          50,000,000 shares
Diversified Tax Exempt Series Class A   50,000,000 shares
World Opportunities Series Class A      37,500,000 shares
World Opportunities Series Class B       2,500,000 shares
World Opportunities Series Class C       5,000,000 shares
World Opportunities Series Class D       2,500,000 shares
World Opportunities Series Class E       2,500,000 shares
PureMark  Series Class A                37,500,000 shares
PureMark  Series Class B                 2,500,000 shares
PureMark  Series Class C                 5,000,000 shares
PureMark  Series Class D                 2,500,000 shares
PureMark  Series Class E                10,000,000 shares
Unclassified                           807,500,000 shares



     FOURTH: The aforesaid action by the Board of Directors of the Corporation was taken pursuant to authority and power contained in the Articles of Incorporation of the Corporation.

     IN WITNESS WHEREOF, EXETER FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary as of the ____ day of November, 2000.


                              EXETER  FUND,  INC.



                              By:  /s/B. Reuben Auspitz
                                      B.  Reuben  Auspitz
                                      Vice  President


[SEAL]

Attest:


/s/Jodi Hedberg
   Jodi  Hedberg
   Secretary

     THE UNDERSIGNED, Vice President of Exeter Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                   /s/B.Reuben Auspitz
                                      B.  Reuben  Auspitz
                                      Vice  President